UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 13, 2011 (July 11, 2011)

GASCO ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-32369	98-0204105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Inverness Drive East, Suite 100, Englewood, Colorado (Address of principal executive offices)	80112 (Zip Code)

Registrant’s telephone number, including area code (303) 483-0044

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On July 11, 2011, Mr. Charles H. Wilson notified Gasco Energy, Inc. (the “Company”) of his resignation as Vice President of Operations and Engineering, effective July 31, 2011. Mr. Wilson has advised the Company that he has decided to pursue an opportunity with another company.  The Company has not yet named a successor Vice President of Operations and Engineering.  Mr. Wilson’s departure is not related to any disagreement with the Company’s management or its policies and practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Gasco Energy, Inc.

Date: July 13, 2011	By:	/s/ W. King Grant
Name: W. King Grant
Title: President and Chief Executive Officer